UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2019

WESTELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois		60504
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (630) 898-2500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $.01 par value	WSTL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 17, 2019, the stockholders of Westell Technologies, Inc. (the “Company”) approved the Westell Technologies, Inc. 2019 Omnibus Incentive Compensation Plan (the “2019 Plan”).

The 2019 Plan is intended to constitute a stock-based and cash incentive plan for the Company, and includes provisions by which the Company may grant directors and key employees stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance share awards, other equity awards and cash incentive awards, as described in the Company’s Definitive Proxy Statement for its 2019 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on July 26, 2019 (the “2019 Proxy Statement”).

The foregoing description of the 2019 Plan is not complete and is qualified in its entirety by the full text of the 2019 Plan, which was included as Annex A to the 2019 Proxy Statement and is incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on September 17, 2019. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.
Proposal 1-Election of Directors:
Each person duly elected at the Annual Meeting to serve as a director until the Company’s 2020 Annual Meeting of Stockholders received the number of votes indicated beside his or her name below.

Nominee	For	Withheld	Broker Non-Vote
Kirk R. Brannock	15,188,402	2,684,370	5,118,650
Scott C. Chandler	16,298,940	1,573,832	5,118,650
Timothy L. Duitsman	16,135,699	1,737,073	5,118,650
Robert W. Foskett	15,123,776	2,748,996	5,118,650
Robert C. Penny III	14,576,234	3,296,538	5,118,650
Cary B. Wood	16,312,734	1,560,038	5,118,650
Mark A. Zorko	16,311,453	1,561,319	5,118,650

Proposal 2-Approval of the Westell Technologies, Inc. 2019 Omnibus Incentive Compensation Plan. This proposal was approved.

	For	Against	Abstain	Broker Non-Vote
Approval of the Westell Technologies, Inc. 2019 Omnibus Incentive Compensation Plan	15,167,642	2,653,789	51,341	5,118,650

Proposal 3-Ratification of the appointment of Grant Thornton LLP, independent auditors, as auditors for the fiscal year ending March 31, 2020. This proposal was approved.

	For	Against	Abstain
Appointment of independent auditors	20,860,547	68,840	2,062,035

Proposal 4-Advisory Vote to approve Executive Compensation, as described in the proxy materials. This proposal was approved.

	For	Against	Abstain	Broker Non-Vote
Advisory Vote to approve Executive Compensation	15,096,448	2,716,826	59,498	5,118,650

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
10.1
Westell Technologies, Inc. 2019 Omnibus Incentive Compensation Plan (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement for its 2019 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on July 26, 2019).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date:	September 23, 2019	By:	/s/ Jeniffer L. Jaynes
Jeniffer L. Jaynes
Interim Chief Financial Officer, Vice President and Corporate Controller